Exhibit 10.71

DEMAND PROMISSORY NOTE

$400,000                                                                           Date:  April 23, 2012

FOR VALUE RECEIVED, the undersigned jointly and severally promise to pay to the order of Warren Breslow, the sum of Four Hundred Thousand Dollars and no/100 ($400,000.00), together with interest of 10% per annum on the unpaid balance.

The entire principal and any accrued interest shall be fully and immediately payable UPON DEMAND of any holder thereof.

”Borrower”

Aura Systems, Inc.

___/s/ Melvin Gagerman_________________
Melvin Gagerman
Chief Executive Officer

Dated: April 23, 2012